Exhibit 99.1

INVESTOR CONTACT
Jocelyn Kukulka, 469.399.8544
jocelyn.kukulka@texascapital.com

Dallas, TX - April 23, 2026
TEXAS CAPITAL BANCSHARES, INC. ANNOUNCES FIRST QUARTER 2026 RESULTS
Initiation of quarterly common stock cash dividend of $0.20 per share
First quarter 2026 net income available to common stockholders of $69.5 million, up 63% year-over-year
Book Value and Tangible Book Value(4) per share both increased 11% year-over-year
Capital ratios continue to be strong, achieving 12.0% CET1 and 15.9% Total Capital
“Our first quarter results reflect the increasing relevance of our platform and the breadth of capabilities we can now deliver for clients across our markets,” said Rob C. Holmes, Chairman, President & CEO. “The diversification of our revenue base continues to accelerate, with fee-generating businesses contributing a meaningfully larger share of total revenue and reinforcing the durability of the operating model we have built. Supported by sustainable earnings generation, strong capital levels and proven strategic positioning, we are pleased to announce the initiation of the first quarterly common stock dividend in Texas Capital’s history at $0.20 per share.”

	1st Quarter	4th Quarter	1st Quarter
(dollars in thousands except per share data)	2026	2025	2025
Summary Income Statement
Net interest income	$254,719	$267,437	$236,034
Non-interest income	69,266	60,046	44,444
Total revenue	323,985	327,483	280,478
Non-interest expense	213,568	184,198	203,020
Pre-provision net revenue(1)	110,417	143,285	77,458

Provision for credit losses	16,000	11,000	17,000
Net income available to common stockholders	69,475	96,347	42,734

Non-interest income, adjusted(2)	$69,266	$60,046	$44,444
Total revenue, adjusted(2)	323,985	327,483	280,478
Non-interest expense, adjusted(2)	212,167	186,440	203,020
Pre-provision net revenue, adjusted(1)(2)	111,818	141,043	77,458
Net income to common stockholders, adjusted(2)	70,537	94,631	42,734

Key Metrics
Diluted earnings per common share	$1.56	$2.12	$0.92
Diluted earnings per common shares, adjusted(2)	$1.58	$2.08	$0.92
Return on average assets	0.95%	1.22%	0.61%
Return on average assets, adjusted(2)	0.97%	1.20%	0.61%
Return on average common equity	8.35%	11.18%	5.56%
Return on average common equity, adjusted(2)	8.48%	10.98%	5.56%
Efficiency ratio(3)	65.9%	56.2%	72.4%
Efficiency ratio, adjusted(2)(3)	65.5%	56.9%	72.4%
Net interest margin	3.43%	3.38%	3.19%
Book value per share	$75.71	$75.28	$68.00
Tangible book value per share(4)	$75.67	$75.25	$67.97
Common Equity Tier 1 ratio	12.0%	12.1%	11.6%

Balance Sheet
Total assets	$33,486,484	$31,540,274	$31,375,749
Loans held for investment	18,217,976	17,976,183	17,654,243
Loans held for investment, mortgage finance	6,961,686	6,064,019	4,725,541
Total deposits	28,516,688	26,448,767	26,053,034
Stockholders’ equity	3,606,207	3,631,382	3,429,774

(1)    Net interest income plus non-interest income, less non-interest expense.
(2)    These adjusted measures are non-GAAP measures. Please refer to “GAAP to Non-GAAP Reconciliations” for the computations of these adjusted measures and the reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.
(3)    Non-interest expense divided by the sum of net interest income and non-interest income.
(4)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.

FIRST QUARTER 2026 COMPARED TO FOURTH QUARTER 2025
For the first quarter of 2026, net income available to common stockholders was $69.5 million, or $1.56 per diluted share, compared to $96.3 million, or $2.12 per diluted share, for the fourth quarter of 2025.
Provision for credit losses for the first quarter of 2026 was $16.0 million, compared to $11.0 million for the fourth quarter of 2025. The $16.0 million provision for credit losses recorded in the first quarter of 2026 resulted primarily from an increase in criticized loans and $17.4 million in net charge-offs.
Net interest income was $254.7 million for the first quarter of 2026, compared to $267.4 million for the fourth quarter of 2025, primarily due to decreases in average earning assets and earning asset yields, partially offset by a decrease in funding costs. Net interest margin for the first quarter of 2026 was 3.43%, an increase of 5 basis points from the fourth quarter of 2025. Loans held for investment (“LHI”), excluding mortgage finance, yields decreased 6 basis points from the fourth quarter of 2025 and LHI, mortgage finance, yields decreased 14 basis points from the fourth quarter of 2025. Total cost of deposits was 2.38% for the first quarter of 2026, a 3 basis point decrease from the fourth quarter of 2025.
Non-interest income for the first quarter of 2026 increased $9.2 million compared to the fourth quarter of 2025 primarily due to increases in investment banking and advisory fees, trading income and other non-interest income.
Non-interest expense for the first quarter of 2026 increased $29.4 million compared to the fourth quarter of 2025, primarily due to an increase in salaries and benefits, primarily as a result of the effect of seasonal payroll expenses that peak in the first quarter.
FIRST QUARTER 2026 COMPARED TO FIRST QUARTER 2025
Net income available to common stockholders was $69.5 million, or $1.56 per diluted share, for the first quarter of 2026, compared to $42.7 million, or $0.92 per diluted share, for the first quarter of 2025.
The first quarter of 2026 included a $16.0 million provision for credit losses, reflecting a linked quarter increase in criticized loans and $17.4 million in net charge-offs, compared to a $17.0 million provision for credit losses for the first quarter of 2025.
Net interest income increased to $254.7 million for the first quarter of 2026, compared to $236.0 million for the first quarter of 2025, primarily due to an increase in average earning assets and a decrease in funding costs. Net interest margin increased 24 basis points to 3.43% for the first quarter of 2026, as compared to the first quarter of 2025. LHI, excluding mortgage finance, yields decreased 21 basis points compared to the first quarter of 2025 and LHI, mortgage finance yields increased 6 basis points from the first quarter of 2025. Total cost of deposits decreased 38 basis points compared to the first quarter of 2025.
Non-interest income for the first quarter of 2026 increased $24.8 million compared to the first quarter of 2025 primarily due to increases in service charges on deposit accounts, investment banking and advisory fees, trading income and other non-interest income.
Non-interest expense for the first quarter of 2026 increased $10.5 million compared to the first quarter of 2025, primarily due to increases in salaries and benefits, occupancy expense and communications and technology expense, partially offset by a decrease in legal and professional expense.
CREDIT QUALITY
Net charge-offs of $17.4 million were recorded during the first quarter of 2026, compared to net charge-offs of $10.7 million and $9.8 million during the fourth quarter of 2025 and the first quarter of 2025, respectively. Criticized loans totaled $650.6 million at March 31, 2026, compared to $634.9 million at December 31, 2025 and $762.9 million at March 31, 2025. Non-accrual LHI totaled $144.9 million at March 31, 2026, compared to $116.9 million at December 31, 2025 and $93.6 million at March 31, 2025. The ratio of non-accrual LHI to total LHI for the first quarter of 2026 was 0.58%, compared to 0.49% for the fourth quarter of 2025 and 0.42% for the first quarter of 2025. The ratio of total allowance for credit losses to total LHI was 1.32% at March 31, 2026, compared to 1.38% and 1.48% at December 31, 2025 and March 31, 2025, respectively.
REGULATORY RATIOS AND CAPITAL
All regulatory ratios continue to be in excess of “well capitalized” requirements as of March 31, 2026. CET1, tier 1 capital, total capital and leverage ratios were 12.0%, 13.4%, 15.9% and 12.1%, respectively, at March 31, 2026, compared to 12.1%, 13.6%, 16.1% and 11.7%, respectively, at December 31, 2025 and 11.6%, 13.1%, 15.6% and 11.8%, respectively, at March 31, 2025. At March 31, 2026, our ratio of tangible common equity to total tangible assets was 9.9%, compared to 10.6% at December 31, 2025 and 10.0% at March 31, 2025.
During the first quarter of 2026, the Company repurchased 770,423 shares of its common stock for an aggregate purchase price, including excise tax expense, of $75.1 million, at a weighted average price of $96.82 per share.
PREFERRED AND COMMON DIVIDEND
Texas Capital Bancshares, Inc. and its board of directors declared and announced a cash dividend of $14.375 per share of the 5.75% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”), equivalent to $0.359375 per depositary share, each representing a 1/40th interest in a share of the Series B Preferred Stock. The depositary shares are traded on the NASDAQ under the symbol “TCBIO.” The dividend is payable on June 15, 2026, to holders of record at the close of business on June 1, 2026.
Texas Capital Bancshares, Inc. and its board of directors declared and announced a cash dividend of $0.20 per common share. The common shares are traded on the NASDAQ under the symbol “TCBI.” The dividend is payable on June 15, 2026, to holders of record at the close of business on June 1, 2026.

About Texas Capital Bancshares, Inc.
Texas Capital Bancshares, Inc. (NASDAQ®: TCBI), a member of the Russell 2000® Index and the S&P MidCap 400®, is the parent company of Texas Capital Bank (“TCB”). Texas Capital is the collective brand name for TCB and its separate, non-bank affiliates and wholly-owned subsidiaries. Texas Capital is a full-service financial services firm that delivers customized solutions to businesses, entrepreneurs and individual customers. Founded in 1998, the institution is headquartered in Dallas with offices in Austin, Houston, San Antonio and Fort Worth, and has built a network of clients across the country. With the ability to service clients through their entire lifecycles, Texas Capital has established commercial banking, consumer banking, investment banking and wealth management capabilities. All services are subject to applicable laws, regulations, and service terms. Deposit and lending products and services are offered by TCB. For deposit products, member FDIC. For more information, please visit www.texascapital.com.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans.
Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward-looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors, including trade policies, geopolitical conflicts, inflation, including increased energy costs, unemployment rates and interest rates; TCBI’s ability to innovate, to anticipate the needs of our current and future customers and to manage increased or expanded competition from banks and other financial service providers in TCBI’s markets; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including its strategic plan and developing and executing new lines of business, products and services; risks related to potential strategic acquisitions, including the risk that TCBI may not be able to consummate acquisitions on favorable terms, if at all, and the risk that TCBI may not realize the anticipated benefits from acquisitions; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, outages, disruptions or security breaches; TCBI’s ability to use technology to provide products and services to its customers; risks related to the development and use of artificial intelligence; changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; TCBI’s ability to manage any unexpected outflows of uninsured deposits and avoid selling investment securities or other assets at an unfavorable time or at a loss; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; the failure to identify, attract and retain key personnel and other employees and to engage in adequate succession planning; severe weather, natural disasters, climate change, acts of war, terrorism, global or other geopolitical conflicts, or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(dollars in thousands except per share data)
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2026	2025	2025	2025	2025
CONSOLIDATED STATEMENTS OF INCOME
Interest income	$419,094	$444,314	$460,615	$439,567	$427,289
Interest expense	164,375	176,877	188,844	186,172	191,255
Net interest income	254,719	267,437	271,771	253,395	236,034
Provision for credit losses	16,000	11,000	12,000	15,000	17,000
Net interest income after provision for credit losses	238,719	256,437	259,771	238,395	219,034
Non-interest income	69,266	60,046	68,583	54,069	44,444
Non-interest expense	213,568	184,198	190,575	190,276	203,020
Income before income taxes	94,417	132,285	137,779	102,188	60,458
Income tax expense	20,629	31,626	32,569	24,860	13,411
Net income	73,788	100,659	105,210	77,328	47,047
Preferred stock dividends	4,313	4,312	4,313	4,312	4,313
Net income available to common stockholders	$69,475	$96,347	$100,897	$73,016	$42,734
Diluted earnings per common share	$1.56	$2.12	$2.18	$1.58	$0.92
Diluted common shares	44,601,129	45,509,370	46,233,167	46,215,394	46,616,704
CONSOLIDATED BALANCE SHEET DATA
Total assets	$33,486,484	$31,540,274	$32,536,980	$31,943,535	$31,375,749
Loans held for investment	18,217,976	17,976,183	18,134,059	18,035,945	17,654,243
Loans held for investment, mortgage finance	6,961,686	6,064,019	6,057,804	5,889,589	4,725,541
Loans held for sale	21,333	4,361	—	—	—
Interest bearing cash and cash equivalents	2,702,183	1,897,803	2,852,387	2,507,691	3,600,969
Debt and equity securities	4,673,355	4,723,099	4,601,654	4,608,628	4,531,219
Non-interest bearing deposits	7,634,618	6,959,097	7,689,598	7,718,006	7,874,780
Total deposits	28,516,688	26,448,767	27,505,398	26,064,309	26,053,034
Short-term borrowings	—	330,000	275,000	1,250,000	750,000
Long-term debt	878,293	620,575	620,416	620,256	660,521
Stockholders’ equity	3,606,207	3,631,382	3,637,098	3,510,070	3,429,774

End of period shares outstanding	43,671,305	44,253,688	45,679,863	45,746,836	46,024,933
Book value per share	$75.71	$75.28	$73.05	$70.17	$68.00
Tangible book value per share(1)	$75.67	$75.25	$73.02	$70.14	$67.97
SELECTED FINANCIAL RATIOS
Net interest margin	3.43%	3.38%	3.47%	3.35%	3.19%
Return on average assets	0.95%	1.22%	1.30%	0.99%	0.61%
Return on average assets, adjusted(4)	0.97%	1.20%	1.30%	1.02%	0.61%
Return on average common equity	8.35%	11.18%	12.04%	9.17%	5.56%
Return on average common equity, adjusted(4)	8.48%	10.98%	12.04%	9.48%	5.56%
Efficiency ratio(2)	65.9%	56.2%	56.0%	61.9%	72.4%
Efficiency ratio, adjusted(2)(4)	65.5%	56.9%	56.0%	61.1%	72.4%
Non-interest income to average earning assets	0.93%	0.76%	0.88%	0.72%	0.60%
Non-interest income to average earning assets, adjusted(4)	0.93%	0.76%	0.88%	0.74%	0.60%
Non-interest expense to average earning assets	2.87%	2.33%	2.44%	2.52%	2.75%
Non-interest expense to average earning assets, adjusted(4)	2.85%	2.35%	2.44%	2.50%	2.75%
Common equity to total assets	9.9%	10.6%	10.3%	10.1%	10.0%
Tangible common equity to total tangible assets(3)	9.9%	10.6%	10.3%	10.1%	10.0%
Common Equity Tier 1 ratio	12.0%	12.1%	12.1%	11.4%	11.6%
Tier 1 capital ratio	13.4%	13.6%	13.6%	12.9%	13.1%
Total capital ratio	15.9%	16.1%	16.1%	15.3%	15.6%
Leverage ratio	12.1%	11.7%	11.9%	11.8%	11.8%
(1)     Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
(2)    Non-interest expense divided by the sum of net interest income and non-interest income.
(3)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles.
(4)    These adjusted measures are non-GAAP measures. Please refer to “GAAP to Non-GAAP Reconciliations” for the computations of these adjusted measures and the reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(dollars in thousands)
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Assets
Cash and due from banks	$254,428	$201,315	$212,438	$182,451	$201,504
Interest bearing cash and cash equivalents	2,702,183	1,897,803	2,852,387	2,507,691	3,600,969
Available-for-sale debt securities	3,913,855	3,951,455	3,801,261	3,774,141	3,678,378
Held-to-maturity debt securities	709,594	725,722	743,120	761,907	779,354
Equity securities	42,024	41,998	55,054	68,692	71,679
Trading debt securities	7,882	3,924	2,219	3,888	1,808
Debt and equity securities	4,673,355	4,723,099	4,601,654	4,608,628	4,531,219
Loans held for sale	21,333	4,361	—	—	—
Loans held for investment, mortgage finance	6,961,686	6,064,019	6,057,804	5,889,589	4,725,541
Loans held for investment	18,217,976	17,976,183	18,134,059	18,035,945	17,654,243
Less: Allowance for credit losses on loans	270,441	270,557	274,026	277,648	278,379
Loans held for investment, net	24,909,221	23,769,645	23,917,837	23,647,886	22,101,405
Premises and equipment, net	85,698	88,003	88,348	86,831	84,575
Accrued interest receivable and other assets	838,770	854,552	862,820	908,552	854,581
Goodwill and intangibles, net	1,496	1,496	1,496	1,496	1,496
Total assets	$33,486,484	$31,540,274	$32,536,980	$31,943,535	$31,375,749

Liabilities and Stockholders’ Equity
Liabilities:
Non-interest bearing deposits	$7,634,618	$6,959,097	$7,689,598	$7,718,006	$7,874,780
Interest bearing deposits	20,882,070	19,489,670	19,815,800	18,346,303	18,178,254
Total deposits	28,516,688	26,448,767	27,505,398	26,064,309	26,053,034
Accrued interest payable	9,420	6,716	9,360	14,120	25,270
Other liabilities	475,876	502,834	489,708	484,780	457,150
Short-term borrowings	—	330,000	275,000	1,250,000	750,000
Long-term debt	878,293	620,575	620,416	620,256	660,521
Total liabilities	29,880,277	27,908,892	28,899,882	28,433,465	27,945,975

Stockholders’ equity:
Preferred stock, $.01 par value, $1,000 liquidation value:
Authorized shares - 10,000,000
Issued shares(1)	300,000	300,000	300,000	300,000	300,000
Common stock, $.01 par value:
Authorized shares - 100,000,000
Issued shares(2)	520	518	518	517	517
Additional paid-in capital	1,077,139	1,074,496	1,069,582	1,065,083	1,060,028
Retained earnings	2,878,120	2,808,645	2,712,298	2,611,401	2,538,385
Treasury stock(3)	(562,833)	(487,692)	(361,076)	(354,000)	(332,994)
Accumulated other comprehensive loss, net of taxes	(86,739)	(64,585)	(84,224)	(112,931)	(136,162)
Total stockholders’ equity	3,606,207	3,631,382	3,637,098	3,510,070	3,429,774
Total liabilities and stockholders’ equity	$33,486,484	$31,540,274	$32,536,980	$31,943,535	$31,375,749

(1) Preferred stock - issued shares	300,000	300,000	300,000	300,000	300,000
(2) Common stock - issued shares	51,974,496	51,786,456	51,767,419	51,747,305	51,707,542
(3) Treasury stock - shares at cost	8,303,191	7,532,768	6,087,556	6,000,469	5,682,609

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands except per share data)

	1st Quarter 2026	4th Quarter 2025	3rd Quarter 2025	2nd Quarter 2025	1st Quarter 2025
Interest income
Interest and fees on loans	$348,020	$367,481	$379,017	$364,358	$334,150
Debt and equity securities	49,590	47,012	49,396	45,991	46,565
Interest bearing cash and cash equivalents	21,484	29,821	32,202	29,218	46,574
Total interest income	419,094	444,314	460,615	439,567	427,289
Interest expense
Deposits	153,904	167,259	180,779	174,798	174,936
Short-term borrowings	2,360	2,153	534	3,444	8,246
Long-term debt	8,111	7,465	7,531	7,930	8,073
Total interest expense	164,375	176,877	188,844	186,172	191,255
Net interest income	254,719	267,437	271,771	253,395	236,034
Provision for credit losses	16,000	11,000	12,000	15,000	17,000
Net interest income after provision for credit losses	238,719	256,437	259,771	238,395	219,034
Non-interest income
Service charges on deposit accounts	9,223	8,411	8,111	8,182	7,840
Wealth management and trust fee income	4,388	4,216	3,989	3,730	3,964
Brokered loan fees	2,006	2,467	2,419	2,398	1,949
Investment banking and advisory fees	32,016	30,015	33,985	24,109	16,478
Trading income	10,251	6,020	7,238	7,896	5,939
Available-for-sale debt securities gains/(losses), net	—	—	—	(1,886)	—
Other	11,382	8,917	12,841	9,640	8,274
Total non-interest income	69,266	60,046	68,583	54,069	44,444
Non-interest expense
Salaries and benefits	139,347	108,851	119,856	120,154	131,641
Occupancy expense	12,405	12,803	11,828	12,144	10,844
Marketing	4,972	5,404	3,412	3,624	5,009
Legal and professional	11,980	11,580	12,474	11,069	14,989
Communications and technology	27,172	26,303	24,594	24,314	23,642
Federal Deposit Insurance Corporation insurance assessment	4,877	2,276	5,198	5,096	5,341
Other	12,815	16,981	13,213	13,875	11,554
Total non-interest expense	213,568	184,198	190,575	190,276	203,020
Income before income taxes	94,417	132,285	137,779	102,188	60,458
Income tax expense	20,629	31,626	32,569	24,860	13,411
Net income	73,788	100,659	105,210	77,328	47,047
Preferred stock dividends	4,313	4,312	4,313	4,312	4,313
Net income available to common stockholders	$69,475	$96,347	$100,897	$73,016	$42,734

Basic earnings per common share	$1.58	$2.14	$2.21	$1.59	$0.93
Diluted earnings per common share	$1.56	$2.12	$2.18	$1.58	$0.92

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF CREDIT LOSS EXPERIENCE
(dollars in thousands)
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2026	2025	2025	2025	2025
Allowance for credit losses on loans:
Beginning balance	$270,557	$274,026	$277,648	$278,379	$271,709
Loans charged-off:
Commercial	17,489	14,417	13,794	13,020	10,197
Commercial real estate	—	524	—	431	500
Total charge-offs	17,489	14,941	13,794	13,451	10,697
Recoveries:
Commercial	131	4,202	50	486	483
Commercial real estate	—	—	—	—	413
Consumer	—	12	4	—	4
Total recoveries	131	4,214	54	486	900
Net charge-offs	17,358	10,727	13,740	12,965	9,797
Provision for credit losses on loans	17,242	7,258	10,118	12,234	16,467
Ending balance	$270,441	$270,557	$274,026	$277,648	$278,379

Allowance for off-balance sheet credit losses:
Beginning balance	$62,255	$58,513	$56,631	$53,865	$53,332
Provision for off-balance sheet credit losses	(1,242)	3,742	1,882	2,766	533
Ending balance	$61,013	$62,255	$58,513	$56,631	$53,865

Total allowance for credit losses	$331,454	$332,812	$332,539	$334,279	$332,244
Total provision for credit losses	$16,000	$11,000	$12,000	$15,000	$17,000

Allowance for credit losses on loans to total loans held for investment	1.07%	1.13%	1.13%	1.16%	1.24%
Allowance for credit losses on loans to average total loans held for investment	1.16%	1.12%	1.15%	1.19%	1.29%
Net charge-offs to average total loans held for investment(1)	0.30%	0.18%	0.23%	0.22%	0.18%
Net charge-offs to average total loans held for investment for last 12 months(1)	0.23%	0.20%	0.21%	0.18%	0.18%
Total provision for credit losses to average total loans held for investment(1)	0.28%	0.18%	0.20%	0.26%	0.32%
Total allowance for credit losses to total loans held for investment	1.32%	1.38%	1.37%	1.40%	1.48%
(1)Interim period ratios are annualized.

TEXAS CAPITAL BANCSHARES, INC.
NON-PERFORMING ASSETS, PAST DUE LOANS AND CRITICIZED LOANS
(dollars in thousands)
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2026	2025	2025	2025	2025
NON-PERFORMING ASSETS
Non-accrual loans held for investment	$144,947	$116,880	$96,084	$113,609	$93,565
Non-accrual loans held for sale(1)	21,333	4,361	—	—	—
Other real estate owned	—	—	—	—	—
Total non-performing assets	$166,280	$121,241	$96,084	$113,609	$93,565

Non-accrual loans held for investment to total loans held for investment	0.58%	0.49%	0.40%	0.47%	0.42%
Total non-performing assets to total assets	0.50%	0.38%	0.30%	0.36%	0.30%
Allowance for credit losses on loans to non-accrual loans held for investment	1.9x	2.3x	2.9x	2.4x	3.0x
Total allowance for credit losses to non-accrual loans held for investment	2.3x	2.8x	3.5x	2.9x	3.6x

LOANS PAST DUE
Loans held for investment past due 90 days and still accruing	$18,030	$19,353	$126	$2,068	$791
Loans held for investment past due 90 days to total loans held for investment	0.07%	0.08%	—%	0.01%	—%
Loans held for sale past due 90 days and still accruing	$—	$—	$—	$—	$—

CRITICIZED LOANS
Criticized loans	$650,615	$634,919	$529,732	$637,462	$762,887
Criticized loans to total loans held for investment	2.58%	2.64%	2.19%	2.66%	3.41%
Special mention loans	$366,422	$346,643	$249,592	$339,923	$484,165
Special mention loans to total loans held for investment	1.46%	1.44%	1.03%	1.42%	2.16%
(1)First quarter 2026 and fourth quarter 2025 includes non-accrual loans previously reported in loans held for investment that were transferred at fair value to held for sale as of March 31, 2026 and December 31, 2025, respectively.

TEXAS CAPITAL BANCSHARES, INC.
TAXABLE EQUIVALENT NET INTEREST INCOME ANALYSIS (UNAUDITED)(1)
(dollars in thousands)
	1st Quarter 2026			4th Quarter 2025			1st Quarter 2025
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Debt and equity securities(2)	$4,635,471	$49,598	4.30%	$4,629,242	$47,025	3.98%	$4,463,876	$46,565	4.10%
Interest bearing cash and cash equivalents	2,419,518	21,484	3.60%	2,994,417	29,821	3.95%	4,255,796	46,574	4.44%
Loans held for sale(3)	3,096	—	—%	47	—	—%	335	2	2.97%
Loans held for investment, mortgage finance	5,239,103	51,573	3.99%	5,890,991	61,319	4.13%	3,972,106	38,527	3.93%
Loans held for investment(3)	18,172,432	297,352	6.64%	18,177,312	307,053	6.70%	17,527,070	296,091	6.85%
Less: Allowance for credit losses on loans	268,422	—	—%	278,315	—	—	272,758	—	—%
Loans held for investment, net	23,143,113	348,925	6.11%	23,789,988	368,372	6.14%	21,226,418	334,618	6.39%
Total earning assets	30,201,198	420,007	5.63%	31,413,694	445,218	5.61%	29,946,425	427,759	5.76%
Cash and other assets	1,173,895			1,192,624			1,157,184
Total assets	$31,375,093			$32,606,318			$31,103,609

Liabilities and Stockholders’ Equity
Transaction deposits	$2,605,884	$14,980	2.33%	$2,470,262	$13,468	2.16%	$2,163,250	$13,908	2.61%
Savings deposits	14,148,034	118,695	3.40%	14,453,912	130,536	3.58%	13,357,243	133,577	4.06%
Time deposits	2,020,757	20,229	4.06%	2,207,631	23,255	4.18%	2,329,384	27,451	4.78%
Total interest bearing deposits	18,774,675	153,904	3.32%	19,131,805	167,259	3.47%	17,849,877	174,936	3.97%
Short-term borrowings	257,989	2,360	3.71%	221,250	2,153	3.86%	751,500	8,246	4.45%
Long-term debt	675,780	8,111	4.87%	620,505	7,465	4.77%	660,445	8,073	4.96%
Total interest bearing liabilities	19,708,444	164,375	3.38%	19,973,560	176,877	3.51%	19,261,822	191,255	4.03%
Non-interest bearing deposits	7,489,751			8,455,034			7,875,244
Other liabilities	503,038			457,757			552,154
Stockholders’ equity	3,673,860			3,719,967			3,414,389
Total liabilities and stockholders’ equity	$31,375,093			$32,606,318			$31,103,609
Net interest income		$255,632			$268,341			$236,504
Net interest margin			3.43%			3.38%			3.19%
(1)    Taxable equivalent rates used where applicable.
(2)    Yields are calculated using available-for-sale debt securities at amortized cost.
(3)    Average balances include non-accrual loans.

GAAP TO NON-GAAP RECONCILIATIONS
The following items are non-GAAP financial measures: adjusted non-interest income, adjusted total revenue, adjusted non-interest expense, adjusted income tax expense, adjusted net income, adjusted net income available to common stockholders, adjusted pre-provision net revenue (“PPNR”), adjusted diluted earnings per common share, adjusted return on average assets, adjusted return on average common equity, adjusted efficiency ratio, adjusted non-interest income to average earning assets and adjusted non-interest expense to average earning assets. These are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. The table below provides a reconciliation of these non-GAAP financial measures to the most comparable GAAP measures.
These non-GAAP financial measures are adjusted for certain items, listed below, that management believes are non-operating in nature and not representative of its actual operating performance. Management believes that these non-GAAP financial measures provide meaningful additional information about Texas Capital Bancshares, Inc. to assist management and investors in evaluating operating results, financial strength, business performance and capital position. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. As such, these non-GAAP financial measures should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP.

Reconciliation of Non-GAAP Financial Measures
(dollars in thousands except per share data)	1st Quarter 2026	4th Quarter 2025	3rd Quarter 2025	2nd Quarter 2025	1st Quarter 2025
Net interest income	$254,719	$267,437	$271,771	$253,395	$236,034

Non-interest income	69,266	60,046	68,583	54,069	44,444
Available-for-sale debt securities losses, net	—	—	—	1,886	—
Non-interest income, adjusted	69,266	60,046	68,583	55,955	44,444

Total revenue(1)	323,985	327,483	340,354	307,464	280,478
Total revenue, adjusted(1)	323,985	327,483	340,354	309,350	280,478

Non-interest expense	213,568	184,198	190,575	190,276	203,020
FDIC special assessment	—	2,242	—	—	—
Restructuring expenses	(1,401)	—	—	(1,401)	—
Non-interest expense, adjusted	212,167	186,440	190,575	188,875	203,020

Provision for credit losses	16,000	11,000	12,000	15,000	17,000

Income tax expense	20,629	31,626	32,569	24,860	13,411
Tax effect of adjustments	339	(526)	—	774	—
Income tax expense, adjusted	20,968	31,100	32,569	25,634	13,411

Net income(2)	$73,788	$100,659	$105,210	$77,328	$47,047
Net income, adjusted(2)	$74,850	$98,943	$105,210	$79,841	$47,047

Preferred stock dividends	4,313	4,312	4,313	4,312	4,313

Net income to common stockholders(3)	$69,475	$96,347	$100,897	$73,016	$42,734
Net income to common stockholders, adjusted(3)	$70,537	$94,631	$100,897	$75,529	$42,734

PPNR(4)	$110,417	$143,285	$149,779	$117,188	$77,458
PPNR, adjusted(4)	$111,818	$141,043	$149,779	$120,475	$77,458

Weighted average common shares outstanding, diluted	44,601,129	45,509,370	46,233,167	46,215,394	46,616,704
Diluted earnings per common share	$1.56	$2.12	$2.18	$1.58	$0.92
Diluted earnings per common share, adjusted	$1.58	$2.08	$2.18	$1.63	$0.92

Average total assets	$31,375,093	$32,606,318	$32,162,709	$31,419,469	$31,103,609
Return on average assets	0.95%	1.22%	1.30%	0.99%	0.61%
Return on average assets, adjusted	0.97%	1.20%	1.30%	1.02%	0.61%

Average common equity	$3,373,860	$3,419,967	$3,324,184	$3,195,041	$3,114,389
Return on average common equity	8.35%	11.18%	12.04%	9.17%	5.56%
Return on average common equity, adjusted	8.48%	10.98%	12.04%	9.48%	5.56%

Efficiency ratio(5)	65.9%	56.2%	56.0%	61.9%	72.4%
Efficiency ratio, adjusted(5)	65.5%	56.9%	56.0%	61.1%	72.4%

Average earning assets	$30,201,198	$31,413,694	$31,003,701	$30,302,351	$29,946,425
Non-interest income to average earning assets	0.93%	0.76%	0.88%	0.72%	0.60%
Non-interest income to average earning assets, adjusted	0.93%	0.76%	0.88%	0.74%	0.60%
Non-interest expense to average earning assets	2.87%	2.33%	2.44%	2.52%	2.75%
Non-interest expense to average earning assets, adjusted	2.85%	2.35%	2.44%	2.50%	2.75%
(1)    Net interest income plus non-interest income. On an adjusted basis, net interest income plus non-interest income, adjusted.
(2)    Net interest income plus non-interest income, less non-interest expense, provision for credit losses and income tax expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted, provision for credit losses and income tax expense, adjusted.
(3)    Net income, less preferred stock dividends. On an adjusted basis, net income, adjusted, less preferred stock dividends.
(4)    Net interest income plus non-interest income, less non-interest expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted.
(5)    Non-interest expense divided by the sum of net interest income and non-interest income. On an adjusted basis, non-interest expense, adjusted, divided by the sum of net interest income and non-interest income, adjusted.